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                                                                  EXHIBIT 23.3





                         INDEPENDENT AUDITORS' CONSENT


      We consent to the incorporation by reference in Registration Statement Nos. 333-86653 and 333-50476 on Form S-8 of Western Sierra Bancorp of our report on Sentinel Community Bank and Subsidiary dated February 26, 1999 appearing in this Annual Report on Form 10-K of Western Sierra Bancorp for the year ended December 31, 2000.


/s/ Grant Thornton LLP



San Francisco, California
March 30, 2001